                                                                    EXHIBIT 25.2

                                    FORM T-1

                 ==============================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               ------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2) _______

                               ------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

              NEW YORK                                      13-5160382
   (State of incorporation if not                        (I.R.S. employer
          a national bank)                               identification no.)

ONE WALL STREET, NEW YORK, N.Y.                                10286
(Address of principal executive offices)                     (Zip Code)

                               ------------------

                               THE SHAW GROUP INC.
               (Exact name of obligor as specified in its charter)

              LOUISIANA                                      72-1106167
   (State or other jurisdiction of                        (I.R.S. Employer
    incorporation or organization)                       Identification No.)

                4171 ESSEN LANE
            BATON ROUGE, LOUISIANA                             70809
   (Address of principal executive offices)                  (Zip code)

* The following subsidiaries of The Shaw Group Inc. are co-registrants and are incorporated or organized in the indicated states and have the indicated I.R.S. Employee Identification Numbers.

                                ACL PIPING, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              TEXAS                                   72-1492216
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                    AMERICAN PLASTIC PIPE AND SUPPLY, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               33-1011591
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                         ARLINGTON AVENUE E VENTURE, LLC
             (Exact Name of Registrant As Specified In Its Charter)

               DELAWARE                               68-0498475
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                             ASSOCIATED VALVE, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1326322
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
     Incorporation or Organization)                     Number)

                          BADGER(R)TECHNOLOGIES, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               43-1976349
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                      BADGER(R)TECHNOLOGY HOLDINGS, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               43-1976351
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                        BENICIA NORTH GATEWAY II, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               75-3047268
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                                 B.F. SHAW, INC.
             (Exact Name of Registrant As Specified In Its Charter)

            SOUTH CAROLINA                            72-1106168
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                            CAMDEN ROAD VENTURE, LLC
             (Exact Name of Registrant As Specified In Its Charter)

              DELAWARE                                68-0498480
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                            C.B.P. ENGINEERING CORP.
             (Exact Name of Registrant As Specified In Its Charter)

               ILLINOIS                               36-2860678
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                            CHIMENTO WETLANDS, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

               LOUISIANA                              01-0692358
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                             EAGLE INDUSTRIES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1161160
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                           EDS EQUIPMENT COMPANY, LLC
             (Exact Name of Registrant As Specified In Its Charter)

              DELAWARE                                56-2216244
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                              EDS PUERTO RICO, INC.
             (Exact Name of Registrant As Specified In Its Charter)

               DELAWARE                                56-2140790
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                                 EMCON/OWT, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               77-0589893
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                                 ENVIROGEN, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              DELAWARE                                22-2899415
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                              FIELD SERVICES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1482550
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                      GREAT SOUTHWEST PARKWAY VENTURE, LLC
             (Exact Name of Registrant As Specified In Its Charter)

              DELAWARE                                68-0498479
(State or Other Jurisdiction of             (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                        GULF COAST EQUIPMENT RENTAL, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1322884
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                              HL NEWHALL II, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               73-1638493
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                            JERNEE MILL ROAD, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               77-0592653
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                              KATO ROAD II, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               73-1641813
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                                  KIP I, L.L.C.

             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               77-0591660
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                             LANDBANK BAKER, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               03-0445175
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                           LANDBANK PROPERTIES, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               73-1638502
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                             LFG SPECIALTIES, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               33-1011588
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                           LONE STAR FABRICATORS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                      TEXAS                           72-1156855
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                    MILLSTONE RIVER WETLAND SERVICES, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               74-3040582
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                                    MWR, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              MICHIGAN                                38-2677202
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                            NORWOOD VENTURE I, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               61-1442731
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                          OTAY MESA VENTURES II, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               27-0009050
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                             PIKE PROPERTIES I, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1362486
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                            PIKE PROPERTIES II, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1212032
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                           PLATTSBURG VENTURE, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               27-0009151
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                      PROSPECT INDUSTRIES (HOLDINGS), INC.
             (Exact Name of Registrant As Specified In Its Charter)

              DELAWARE                                36-2860679
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                            RARITAN VENTURE I, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               75-3046549
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                                S C WOODS, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              DELAWARE                                72-1507985
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                                 SHAW A/DE, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1326466
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                                SHAW ALASKA, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                ALASKA                                20-0741320
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                        SHAW ALLOY PIPING PRODUCTS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-0742268
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                              SHAW AMERICAS, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               11-3707848
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                                SHAW BENECO, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               68-0501371
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                             SHAW CALIFORNIA, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               04-3667855
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                               SHAW CAPITAL, INC.
             (Exact Name of Registrant As Specified In Its Charter)

               NEVADA                                 88-0441288
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                          SHAW CENTCOM SERVICES, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               20-0422195
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                                 SHAW CMS, INC.

             (Exact Name of Registrant As Specified In Its Charter)

              DELAWARE                                54-1574893
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                               SHAW COASTAL, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               41-2055353
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                                SHAW CONNEX, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              DELAWARE                                31-1333038
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                             SHAW CONSTRUCTORS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-0944168
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
     Incorporation or Organization)                     Number)

                      SHAW E & I INVESTMENT HOLDINGS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               41-2037834
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                             SHAW E & I RUSSIA, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               43-1969254
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                       SHAW ENERGY DELIVERY SERVICES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

           NORTH CAROLINA                             56-0861901
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                           SHAW ENERGY SERVICES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1412476
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                            SHAW ENVIRONMENTAL, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               77-0589932
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                    SHAW ENVIRONMENTAL & INFRASTRUCTURE, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               75-3044680
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                 SHAW ENVIRONMENTAL LIABILITY SOLUTIONS, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               57-1158927
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                             SHAW FABRICATORS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               62-1718401
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                              SHAW FACILITIES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               82-0540781
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                            SHAW FIELD SERVICES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               94-3419136
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                         SHAW FRONEK COMPANY (FCI), INC.
             (Exact Name of Registrant As Specified In Its Charter)

              DELAWARE                                72-1266939
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                        SHAW FRONEK POWER SERVICES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1348302
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                                 SHAW FVF, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1135365
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                        SHAW GLOBAL ENERGY SERVICES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-0962273
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                             SHAW GRP OF CALIFORNIA
             (Exact Name of Registrant As Specified In Its Charter)

              CALIFORNIA                              72-1492217
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                        SHAW INDUSTRIAL SUPPLY CO., INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1310139
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                            SHAW INFRASTRUCTURE, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               41-2042864
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                    SHAW INTELLECTUAL PROPERTY HOLDINGS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

               LOUISIANA                              45-0475552
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                            SHAW INTERNATIONAL, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1237437
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                SHAW INTERNATIONAL MANAGEMENT SERVICES ONE, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               41-2055293
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                SHAW INTERNATIONAL MANAGEMENT SERVICES TWO, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               41-2055305
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                            SHAW JV HOLDINGS, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1483385
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                             SHAW MAINTENANCE, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1360032
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                           SHAW MANAGED SERVICES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1345961
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                       SHAW MANAGEMENT SERVICES ONE, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               41-2055300
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                      SHAW MANUFACTURING AND SERVICES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1405018
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                               SHAW MEXICO, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

               DELAWARE                               11-3707999
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                               SHAW NAPTECH, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              DELAWARE                                87-0492102
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                             SHAW PIPE SHIELDS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              CALIFORNIA                              94-1682925
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                            SHAW PIPE SUPPORTS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

                TEXAS                                 72-1266940
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                              SHAW POWERGEN, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               20-0621137
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                        SHAW POWER SERVICES GROUP, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1515472
   (State or Other Jurisdiction of         (I.R.S. Employer Identification
     Incorporation or Organization)                     Number)

                            SHAW POWER SERVICES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1338077
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                          SHAW POWER TECHNOLOGIES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1496643
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                     SHAW PROCESS AND INDUSTRIAL GROUP, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1405017
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                         SHAW PROCESS FABRICATORS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1080769
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                          SHAW PROPERTY HOLDINGS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               27-0009256
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                        SHAW REMEDIATION SERVICES, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               75-3046705
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                   SHAW-ROBOTIC ENVIRONMENTAL SERVICES, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               20-0426083
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                              SHAW SERVICES, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1515466
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                           SHAW SSS FABRICATORS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1495933
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                     SHAW STONE & WEBSTER PUERTO RICO, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               41-2055302
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                         SHAW SUNLAND FABRICATORS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1239935
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                SHAW TRANSMISSION AND DISTRIBUTION SERVICES, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               41-2055306
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                            SHAW WASTE SOLUTIONS, LLC
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               71-0951231
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                     SHAW WORD INDUSTRIES FABRICATORS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              OKLAHOMA                                73-1486975
   (State or Other Jurisdiction of         (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                              SO-GLEN GAS CO., LLC
             (Exact Name of Registrant As Specified In Its Charter)

              OHIO                                    34-1881112
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                           STONE & WEBSTER ASIA, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1481348
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                       STONE & WEBSTER CONSTRUCTION, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1481673
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                  STONE & WEBSTER CONSTRUCTION SERVICES, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1515465
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                        STONE & WEBSTER HOLDING ONE, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1478573
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                        STONE & WEBSTER HOLDING TWO, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1478616
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                              STONE & WEBSTER, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1478572
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                       STONE & WEBSTER INTERNATIONAL, INC.
             (Exact Name of Registrant As Specified In Its Charter)

             LOUISIANA                                72-1484951
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                  STONE & WEBSTER INTERNATIONAL HOLDINGS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1486511
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                STONE & WEBSTER-JSC MANAGEMENT CONSULTANTS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               81-0579206
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                  STONE & WEBSTER MANAGEMENT CONSULTANTS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1483422
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                       STONE & WEBSTER MASSACHUSETTS, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              MASSACHUSETTS                           04-3529340
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                         STONE & WEBSTER MICHIGAN, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              MICHIGAN                                72-1493510
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                    STONE & WEBSTER PROCESS TECHNOLOGY, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1478641
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                        STONE & WEBSTER PURCHASING, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1481778
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                        STONE & WEBSTER SERVICES, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1515448
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                         SUGAR ACQUISITION (NVDIP), INC.
             (Exact Name of Registrant As Specified In Its Charter)

              NEVADA                                  69-0002120
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                         SWINC ACQUISITION FIVE, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               72-1479284
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                            THE LANDBANK GROUP, INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               01-0679394
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                           WHIPPANY VENTURE I, L.L.C.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               33-1003786
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                     WORLDWIDE INDUSTRIAL CONSTRUCTORS INC.
             (Exact Name of Registrant As Specified In Its Charter)

              LOUISIANA                               73-1349418
   (State or Other Jurisdiction of          (I.R.S. Employer Identification
    Incorporation or Organization)                      Number)

                          SUBORDINATED DEBT SECURITIES
                       (Title of the indenture securities)

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

            Name                                    Address
---------------------------------------------------------------------
Superintendent of Banks of the              2 Rector Street,
State of New York                           New York, N.Y. 10006, and
                                            Albany, N.Y. 12203

Federal Reserve Bank of New York            33 Liberty Plaza,
                                            New York, N.Y.  10045

Federal Deposit Insurance Corporation       Washington, D.C. 20429

New York Clearing House Association         New York, New York 10005

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH THE OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 ( THE "ACT") AND 17 C.F.R.229.10 (d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         2. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).

         3. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         4. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 19th day of February, 2004.

                                            THE BANK OF NEW YORK

                                            By: /s/ JOHN GUILIANO
                                               ---------------------------------
                                                John Guiliano
                                                Authorized Signer

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30,2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                         Dollar Amounts
                                                                          In Thousands
ASSETS
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency
    and coin ............................................                 $  3,688,426
  Interest-bearing balances .............................                    4,380,259
Securities:
  Held-to-maturity securities ...........................                      270,396
  Available-for-sale securities .........................                   21,509,356
Federal funds sold in domestic offices ..................                    1,269,945
Securities purchased under agreements to
  resell ................................................                    5,320,737
Loans and lease financing receivables:
  Loans and leases held for sale ........................                      629,178
  Loans and leases, net of unearned
    income ....................................38,241,326
  LESS: Allowance for loan and
    lease losses .................................813,502
  Loans and leases, net of unearned
    income and allowance ................................                   37,427,824
Trading Assets ..........................................                    6,323,529
Premises and fixed assets (including
  capitalized leases) ...................................                      938,488
Other real estate owned .................................                          431
Investments in unconsolidated subsidiaries
  and associated companies ..............................                      256,230
Customers' liability to this bank on
  acceptances outstanding ...............................                      191,307
Intangible assets
  Goodwill ..............................................                    2,562,478
  Other intangible assets ...............................                      798,536
Other assets ............................................                    6,636,012
                                                                          ------------

Total assets ............................................                 $ 92,203,132
                                                                          ============

LIABILITIES
Deposits:
  In domestic offices ...................................                 $ 35 637 801
  Noninterest-bearing .........................15,795,823
  Interest-bearing ............................19,84l,978
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs ..............................                   23,759,599
  Noninterest-bearing ...................................                      599,397
  Interest-bearing ............................23,160,202
Federal funds purchased in domestic
  offices ...............................................                      464,907
Securities sold under agreements to
  repurchase ............................................                      693,638
Trading liabilities .....................................                    2,634,445
Other borrowed money;
  (includes mortgage indebtedness and
  obligations under capitalized leases) .................                   11,168,402
Bank's liability on acceptances executed and
  outstanding ...........................................                      193,690
Subordinated notes and debentures .......................                    2,390,000
Other liabilities .......................................                    6,573,955
                                                                          ------------
Total liabilities .......................................                 $ 83,516,437
                                                                          ============

Minority interest in consolidated
  subsidiaries ..........................................                      519,418

EQUITY CAPITAL
Perpetual preferred stock and related
  surplus ...............................................                            0
Common stock ............................................                    1,135,284
surplus .................................................                    2,057,234
Retained earnings .......................................                    4,892,597
Accumulated other comprehensive income ..................                       82,162
Other equity capital components .........................                            0
Total equity capital ....................................                    8,167,277
                                                                          ------------
Total liabilities minority interest and equity
  capital ...............................................                 $ 92,203,132
                                                                          ============

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                    Thomas J. Mastro,
                                Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                    --
Thomas A. Renyi      |
Gerald L. Hassell    |--       Directors
Alan R. Griffith     |
                    --